UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

Form 8-K

Current Report

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): July 31, 2018

Strategic Storage Trust II, Inc.

(Exact name of registrant as specified in its charter)

Commission File Number:  000-55617

Maryland	46-1722812
(State or other jurisdiction of incorporation)	(IRS Employer Identification No.)

10 Terrace Road, Ladera Ranch, California 92694

(Address of principal executive offices, including zip code)

(877) 327-3485

(Registrant’s telephone number, including area code)

None

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐   Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐   Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐   Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐   Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter). Emerging growth company☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☒

Item 1.01. Entry Into a Material Definitive Agreement

Indemnification Agreements

On and effective as of July 31, 2018, Strategic Storage Trust II, Inc. (the “Company”) entered into indemnification agreements with each of its directors and executive officers (each, an “Indemnitee”), each in substantially the form attached hereto as Exhibit 10.1. The indemnification agreements obligate the Company, if an Indemnitee is or is threatened to be made a party to, or witness in, any proceeding by reason of such Indemnitee’s status as a present or former director or officer of the Company, or as a director, trustee, officer, partner, manager, managing member, fiduciary, employee or agent of another entity that the Indemnitee served in such capacity at the Company’s request, to indemnify such Indemnitee, and advance expenses actually and reasonably incurred by him or her, or on his or her behalf, unless it has been established that:

(1)	the act or omission of the Indemnitee was material to the matter giving rise to the proceeding and was committed in bad faith or was the result of active and deliberate dishonesty;

(2)	the Indemnitee actually received an improper personal benefit in money, property or services; or

(3)	with respect to any criminal proceeding, the Indemnitee had reasonable cause to believe his or her conduct was unlawful.

In addition, except as described below, an Indemnitee is not entitled to indemnification pursuant to the indemnification agreement:

(a)

for any loss or liability unless all of the following conditions are met: (i) Indemnitee has determined, in good faith, that the course of conduct that caused the loss or liability was in the best interests of the Company; (ii) Indemnitee was acting on behalf of or performing services for the Company; (iii) such loss or liability was not the result of (A) gross negligence or willful misconduct, if the Indemnitee is an independent director of the Company or (B) negligence or misconduct, if the Indemnitee is not an independent director of the Company; and (iv) such indemnification is recoverable only out of the Company’s net assets and not from the Company’s stockholders;

(b)

for any loss or liability arising from an alleged violation of federal or state securities laws unless one or more of the following conditions are met: (i) there has been a successful adjudication on the merits of each count involving alleged material securities law violations as to Indemnitee; (ii) such claims have been dismissed with prejudice on the merits by a court of competent jurisdiction as to Indemnitee; or (iii) a court of competent jurisdiction approves a settlement of the claims against Indemnitee and finds that indemnification of the settlement and the related costs should be made, and the court considering the request for indemnification has been advised of the position of the Securities and Exchange Commission and of the published position of any state securities regulatory authority in which securities of the Company were offered or sold as to indemnification for violations of securities laws;

(c)	if the proceeding was one brought by the Company or on its behalf and the Indemnitee is adjudged to be liable to the Company;

(d)	if the Indemnitee is adjudged to be liable on the basis that personal benefit was improperly received in a proceeding charging improper personal benefit to the Indemnitee; or

(e)

for any indemnification or advancement of expenses relating to any proceeding brought by the Indemnitee other than to enforce his or her rights under the indemnification agreement, and then only to the extent provided by the agreement, and except as may be expressly provided in the Company’s charter, the Company’s bylaws, a resolution of the Company’s board of directors (the “Board”) or of the Company’s stockholders entitled to vote generally in the election of directors or an agreement approved by the Board.

Subject to the limitations in clauses (a) and (b) above, on application by an Indemnitee to a court of appropriate jurisdiction, the court may order indemnification of such Indemnitee if the court determines that such Indemnitee (i) is entitled to reimbursement under Section 2-418(d)(1) of the Maryland General Corporation Law (“MGCL”), or (ii) is fairly and reasonably entitled to indemnification in view of all the relevant circumstances, whether or not the Indemnitee (a) has met the standard of conduct set forth above, or (b) has been adjudged liable for receipt of an improper personal benefit. Under Maryland law, any such indemnification is limited to the expenses actually and reasonably incurred by the Indemnitee, or on his or her behalf, in connection with any proceeding by or on behalf of the Company or in which the Indemnitee was adjudged liable for receipt of an improper personal benefit. If the court determines that the Indemnitee is so entitled to indemnification, the Indemnitee will also be entitled to recover from the Company the expenses of securing such indemnification.

Subject to the limitations above, if an Indemnitee is made a party to any proceeding by reason of such Indemnitee’s status as a present or former director or officer of the Company, or as a director, trustee, officer, partner, manager, managing member, fiduciary, employee or agent of another entity that the Indemnitee served in such capacity at the Company’s request, and such Indemnitee is successful, on the merits or otherwise, as to one or more (even if less than all) claims, issues or matters in such proceeding, the Company must indemnify such Indemnitee for all expenses actually and reasonably incurred by him or her, or on his or her behalf, in connection with each successfully resolved claim, issue or matter, including any claim, issue or matter in such a proceeding that is terminated by dismissal, with or without prejudice.

In addition, the indemnification agreements require, subject to the limitations set forth therein, the Company to advance reasonable expenses incurred by an Indemnitee within ten days of the receipt by the Company of a statement from the Indemnitee requesting the advance, provided the statement evidences the expenses and is accompanied by:

•	a written affirmation of the Indemnitee’s good faith belief that he or she has met the standard of conduct necessary for indemnification; and

•	a written undertaking to reimburse the Company if a court of competent jurisdiction determines that the Indemnitee is not entitled to indemnification.

The indemnification agreements also provide for indemnification in certain circumstances where an Indemnitee is made a witness or asked to participate in a proceeding, and procedures for the determination of entitlement to indemnification, including a requirement that such determination be made by independent counsel after a change of control of the Company.

The foregoing summary is qualified in its entirety by reference to the full text of the form of Indemnification Agreement attached as Exhibit 10.1 hereto and incorporated herein by reference.

Item 5.03	Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year

Amendment to Bylaws

On and effective as of July 31, 2018, the Board adopted an amendment to the Company’s bylaws (the “Bylaws”) to add a forum selection provision. The forum selection provision generally provides that unless the Company consents in writing to the selection of an alternative forum, the Circuit Court for Baltimore City, Maryland, or, if that Court does not have jurisdiction, the United States District Court for the District of Maryland, Baltimore Division, will be the sole and exclusive forum for (a) any derivative action or proceeding brought on behalf of the Company, (b) any action asserting a claim of breach of any duty owed by any director or officer or other employee of the Company to the Company or to the stockholders of the Company, (c) any action asserting a claim against the Company or any director or officer or other employee of the Company arising pursuant to any provision of the MGCL or the Company’s charter or Bylaws, or (d) any action asserting a claim against the Company or any director or officer or other employee of the Company that is governed by the internal affairs doctrine.

The foregoing summary is qualified in its entirety by reference to the full text of Amendment No. 1 to the Bylaws, a copy of which is attached as Exhibit 3.1 hereto and incorporated herein by reference.

Item 9.01.Financial Statements and Exhibits.

(d)  Exhibits.

3.1Amendment No. 1 to the Bylaws

10.1Form of Indemnification Agreement
Signature(s)

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Strategic Storage Trust II, Inc.
Date: August 6, 2018	By:	/s/ Matt F. Lopez
Matt F. Lopez
Chief Financial Officer and Treasurer